Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 15. COMMITMENTS AND CONTINGENCIES

The following table sets forth the Company’s office lease commitment as of December 31, 2018:

Office Rental

Year ending December 31,
2019	92,366
2020	30,789
Total	$123,155

For the years ended December 31, 2018, 2017 and 2016, rental expenses under operating leases were approximately $2,516,053, $975,868 and $453,667, respectively.

In the ordinary course of business, the Company may be subject to legal proceedings regarding contractual and employment relationships and a variety of other matters. The Company records contingent liabilities resulting from such claims, when a loss is assessed to be probable and the amount of the loss is reasonably estimable. The company is not currently involved in any such claims.